Exhibit 99.1

Investor Contact:	Laura Graves
Polycom, Inc.
1.408.586.4271
laura.graves@polycom.com

Press Contact:	Cameron Craig
Polycom, Inc.
1.408.586.3776
cameron.craig@polycom.com

Polycom Announces Financial Results for First Quarter 2016

SAN JOSE, Calif. – April 20, 2016 – Polycom, Inc. (Nasdaq: PLCM) today reported first quarter 2016 revenues of $290 million, non-GAAP net income of $26 million and non-GAAP earnings per diluted share of 0.19 cents. GAAP net income for the first quarter of 2016 was $3 million, or 0.02 cents per diluted share. Polycom’s quarterly reconciliation of GAAP to non-GAAP performance is provided in the tables at the end of this press release.

“Polycom continued to deliver operating margins and earnings per share pursuant to our guidance,” said Peter Leav, President and Chief Executive Officer. “We were pleased with the performance of our new solutions, particularly Polycom® RealPresence TrioTM, which exceeded our expectations again this quarter.”

Non-GAAP
($ in millions, except per share data)	Q1 2016 Actuals	Q1 2016 Guidance
Revenues	$290.1	$295.0 - $305.0
Non-GAAP gross profit margin	57.2%	57.0% - 57.3%
Non-GAAP operating expenses	$133.1	$136.9 - $140.3
Non-GAAP operating margin	11.3%	10.6% - 11.3%
Non-GAAP EPS	$0.19	$0.18 - $0.20

GAAP
($ in millions, except per share data)	Q1 2016 Actuals	Q1 2016 Guidance
Revenues	$290.1	$295.0 - $305.0
GAAP gross profit margin	56.5%	56.4% - 56.8%
GAAP operating expenses	$156.6	$162.3 - $165.6
GAAP operating margin	2.5%	1.5% - 2.4%
GAAP EPS	$0.02	$0.02 - $0.04

“Polycom continued to exhibit sound financial management,” said Laura Durr, Chief Financial Officer. “Our profitability enables us to continue to generate strong operating cash flow, including $53 million in the first quarter of 2016.”

Revenues in the first quarter were lower on both a sequential and year-over-year basis. In spite of lower revenues, Polycom again delivered non-GAAP gross margin, operating income and diluted earnings per share in line with our guidance.

On a comparative basis, consolidated financial results were:

($ in millions, except per share data)	Q1 2016	Q4 2015	Q1 2015	Quarter-Over-Quarter Change	Year-Over-Year Change
Revenues	$290.1	$316.8	$330.7	(8)%	(12)%
Non-GAAP Net Income	$25.7	$32.1	$32.2	(20)%	(20)%
Non-GAAP EPS	$0.19	$0.23	$0.23	(17)%	(17)%
GAAP Net Income	$3.3	$15.6	$21.2	(79)%	(84)%
GAAP EPS	$0.02	$0.11	$0.15	(82)%	(87)%

The Americas grew sequentially, including both sequential and year-over-year growth in the United States. Results in EMEA were affected by lower revenues in Russia and Middle East Africa. Year-over-year results for EMEA were also impacted by foreign exchange. Results in Asia Pacific were affected by macro-economic factors and a recent Polycom leadership change in China, as previously disclosed. Polycom will continue to monitor macro-economic factors in key regions and looks for improved revenue levels in China going forward.

In terms of product category results, both UC Group and UC Platform revenues showed year-over-year declines.  UC Group was affected by China, Russia and Middle East Africa, as well as mix within the product category. A significant portion of UC Platform revenue typically comes from China and Russia, which saw lower overall revenue this quarter.

On a geographic basis, consolidated revenues were comprised of:

($ in millions)	Q1 2016	Q4 2015	Q1 2015	Quarter-Over-Quarter Change	Year-Over-Year Change
Americas	$155.5	$153.4	$157.4	1%	(1)%
% of total revenues	54%	48%	48%
Europe, Middle East & Africa (EMEA)	73.5	84.9	93.8	(13)%	(22)%
% of total revenues	25%	27%	28%
Asia Pacific	61.1	78.6	79.5	(22)%	(23)%
% of total revenues	21%	25%	24%
Totals *	$290.1	$316.8	$330.7	(8)%	(12)%

* may not foot due to rounding

By product category, inclusive of its service component, consolidated revenues were comprised of:

($ in millions)	Q1 2016	Q4 2015	Q1 2015	Quarter-Over-Quarter Change	Year-Over-Year Change
UC Group Systems	$178.9	$188.1	$204.6	(5)%	(13)%
% of total revenues	62%	59%	62%
UC Personal Devices	67.8	69.7	67.5	(3)%	1%
% of total revenues	23%	22%	20%
UC Platform	43.4	59.1	58.6	(27)%	(26)%
% of total revenues	15%	19%	18%
Totals *	$290.1	$316.8	$330.7	(8)%	(12)%

* may not foot due to rounding

In Q1 2016, Polycom generated a total of $53 million in operating cash flow. Cash and investments at the end of Q1 2016 totaled $713 million, of which approximately $267 million is located in the United States. Net of existing debt, cash and investments at the end of Q1 2016 totaled $480 million.

Forward Looking Statements and Risk Factors

This release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding future profitability and operating cash flow and improved future revenue performance in China. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the impact on our business of the recent announcement regarding the proposed acquisition of Polycom by Mitel Networks Corporation, the impact of competition on our product sales and on our customers and partners, and any resulting loss of business; the impact of increased competition due to consolidation in our industry or competition from companies that are larger or that have greater resources than we do; potential fluctuations in results and future growth rates; risks associated with global economic conditions and external market factors; the market acceptance of our products and changing market demands, including demands for differing technologies or product and services offerings; our ability to successfully implement process improvements and cost containment initiatives; changes to our strategic areas of focus and investment; our ability to successfully integrate our acquisitions into our business; possible delays in the development, availability and shipment of new products due to engineering, manufacturing or other delays; increasing costs and the availability of capital; changes in key sales and other personnel that may cause disruption to the business; the impact of restructuring actions; and the impact of global conflicts that may adversely impact our business. Many of these risks and uncertainties are discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, and in other reports filed by Polycom with the SEC. Polycom disclaims any intent or obligations to update these forward-looking statements.

GAAP to non-GAAP Reconciliation

To supplement our consolidated financial statements presented on a GAAP basis, Polycom uses non-GAAP measures of operating results, net income and income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Polycom’s underlying operational results and trends and our marketplace performance. The non-GAAP results are an indication of our baseline performance before gains, losses, or other charges that are considered by management to be outside of our core operating results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with GAAP in the United States.

About Polycom

Polycom helps organizations unleash the power of human collaboration. More than 400,000 companies and institutions worldwide defy distance with secure video, voice and content solutions from Polycom to increase productivity, speed time to market, provide better customer service, expand education and save lives. Polycom and its global partner ecosystem provide flexible collaboration solutions for any environment that deliver the best user experience, the broadest multi-vendor interoperability and unmatched investment protection. Visit www.polycom.com or connect with us on Twitter, Facebook and LinkedIn to learn more.

© 2016 Polycom, Inc. All rights reserved. POLYCOM®, the Polycom logo, and the names and marks associated with Polycom’s products are trademarks and/or service marks of Polycom, Inc. and are registered and/or common law marks in the United States and various other countries. All other trademarks are property of their respective owners.

POLYCOM, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended
	March 31, 2016	March 31, 2015
Revenues:
Product revenues	$203,260	$233,687
Service revenues	86,815	97,013
Total revenues	290,075	330,700
Cost of revenues:
Cost of product revenues	95,055	101,269
Cost of service revenues	31,191	36,611
Total cost of revenues	126,246	137,880
Gross profit	163,829	192,820
Operating expenses:
Sales and marketing	79,463	90,859
Research and development	43,070	49,337
General and administrative	20,110	21,167
Amortization of purchased intangibles	2,200	2,417
Restructuring costs	7,502	24
Transaction-related costs	4,244	—
Total operating expenses	156,589	163,804
Operating income	7,240	29,016
Interest and other income (expense), net
Interest expense	(1,637)	(1,484)
Other income (expense), net	869	22
Interest and other income (expense), net	(768)	(1,462)
Income before provision for income taxes	6,472	27,554
Provision for income taxes	3,137	6,356
Net income	$3,335	$21,198

Basic net income per share	$0.02	$0.16

Diluted net income per share	$0.02	$0.15

Number of shares used in computation of net income per share:
Basic	134,168	134,777
Diluted	137,292	139,233

POLYCOM, INC.

Reconciliation of GAAP to Non-GAAP Net Income

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended
	March 31, 2016	December 31, 2015	March 31, 2015
GAAP net income	$3,335	$15,557	$21,198
Amortization of purchased intangibles	2,300	2,361	3,074
Restructuring costs	7,502	10,517	24
Transaction-related costs	4,244	574	—
Stock-based compensation expense	11,480	12,237	9,232
Effect of stock-based compensation on warranty rates	106	107	53
Costs associated with CEO separation and related SEC investigation	—	—	335
Income tax effect of non-GAAP exclusions	(3,283)	(9,297)	(1,681)
Non-GAAP net income	$25,684	$32,056	$32,235
GAAP net income per share:
Basic	$0.02	$0.12	$0.16
Diluted	$0.02	$0.11	$0.15
Non-GAAP net income per share:
Basic	$0.19	$0.24	$0.24
Diluted	$0.19	$0.23	$0.23
Number of shares used in computation of net income per share:
Basic	134,168	132,545	134,777
Diluted	137,292	137,203	139,233

POLYCOM, INC.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	March 31, 2016	December 31, 2015
ASSETS
Current assets
Cash and cash equivalents	$500,766	$435,093
Short-term investments	171,265	184,242
Trade receivables, net	162,896	187,888
Inventories	98,281	89,392
Prepaid expenses and other current assets	50,706	52,852
Total current assets	983,914	949,467
Property and equipment, net	97,301	101,853
Long-term investments	41,168	46,484
Goodwill and purchased intangibles, net	570,678	572,840
Deferred taxes	85,221	89,865
Other assets	21,407	21,738
Total assets	$1,799,689	$1,782,247
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$87,093	$73,472
Accrued payroll and related liabilities	29,390	38,781
Taxes payable	1,469	4,342
Deferred revenue	173,342	170,559
Current portion of long-term debt	5,717	5,717
Other accrued liabilities	79,835	85,095
Total current liabilities	376,846	377,966
Long-term deferred revenue	89,931	86,191
Taxes payable	10,073	9,983
Deferred taxes	149	135
Long-term debt	227,369	228,799
Other non-current liabilities	25,676	25,964
Total liabilities	730,044	729,038
Stockholders' equity	1,069,645	1,053,209
Total liabilities and stockholders' equity	$1,799,689	$1,782,247

POLYCOM, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended
	March 31, 2016	March 31, 2015
Cash flows from operating activities:
Net income	$3,335	$21,198
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	11,976	14,104
Amortization of purchased intangibles	2,300	3,093
Amortization of capitalized software development costs for products to be sold	1,017	685
Amortization of debt issuance costs	133	133
Amortization of discounts and premiums on investments, net	372	527
Write-down of excess and obsolete inventories	2,314	4,530
Stock-based compensation expense	11,480	9,232
Excess tax benefits from stock-based compensation expense	(1,225)	(3,120)
(Gain) loss on disposal of property and equipment	(32)	541
Changes in assets and liabilities:
Trade receivables	25,171	304
Inventories	(11,158)	1,856
Deferred taxes	(2,297)	(1,469)
Prepaid expenses and other assets	426	(4,651)
Accounts payable	13,342	(1,120)
Taxes payable	4,307	8,498
Other accrued liabilities and deferred revenue	(8,568)	(23,969)
Net cash provided by operating activities	52,893	30,372
Cash flows from investing activities:
Purchases of property and equipment	(6,772)	(11,748)
Capitalized software development costs for products to be sold	(792)	(606)
Purchases of investments	(63,926)	(50,669)
Proceeds from sale of investments	1,600	5,185
Proceeds from maturities of investments	80,548	42,796
Net cash provided by (used in) investing activities	10,658	(15,042)
Cash flows from financing activities:
Proceeds from issuance of common stock under employee option and stock purchase plans	10,706	12,408
Payments on debt	(1,563)	(1,563)
Purchase and retirement of common stock under share repurchase plan	—	(39,993)
Purchase and retirement of common stock for tax withholdings on vesting of employee stock-based awards	(9,086)	(10,922)
Excess tax benefits from stock-based compensation expense	1,225	3,120
Net cash provided by (used in) financing activities	1,282	(36,950)
Effect of exchange rate changes on cash and cash equivalents	840	—
Net increase (decrease) in cash and cash equivalents	65,673	(21,620)
Cash and cash equivalents, beginning of period	435,093	443,132
Cash and cash equivalents, end of period	$500,766	$421,512

POLYCOM, INC.

Selected Summary Data

(In millions except per share amounts and headcount)

(Unaudited)

	March 31, 2016	December 31, 2015	March 31, 2015
Balance Sheet Highlights
Cash and investments	$713	$666	$669
Number of shares outstanding	136	133	135
Cash and investments per share	$5.26	$5.02	$4.95
Debt	$233	$235	$239
Operating cash flow - quarterly	$53	$31	$30
Operating cash flow - trailing 12 months	$142	$120	$217
DSO (Days Sales Outstanding)	51	54	47
Inventory turns - GAAP	5.1	6.1	5.9
Inventory turns - non-GAAP	5.1	6.0	5.7
Deferred revenue	$263	$257	$265
Share repurchases:
Quarter-to-date share repurchases - shares	—	—	2.9
Quarter-to-date share repurchases - dollars	$—	$—	$40
Year-to-date share repurchases - shares	—	7.0	2.9
Year-to-date share repurchases - dollars	$—	$90	$40
Ending headcount	3,275	3,451	3,497

	For the Three Months Ended
	March 31, 2016	December 31, 2015	March 31, 2015
Income Statement Highlights
GAAP:
Revenues	$290	$317	$331
Gross margin	56.5%	57.2%	58.3%
Operating expenses	$157	$167	$164
Operating margin	2.5%	4.4%	8.8%
Diluted EPS	$0.02	$0.11	$0.15
Non-GAAP:
Revenues	$290	$317	$331
Gross margin	57.2%	57.9%	59.2%
Operating expenses	$133	$144	$154
Operating margin	11.3%	12.5%	12.6%
Diluted EPS	$0.19	$0.23	$0.23

POLYCOM, INC.

Reconciliations of GAAP Measures to Non-GAAP Measures

(In thousands)

(Unaudited)

	Three Months Ended
	March 31, 2016	December 31, 2015	March 31, 2015
GAAP cost of revenues used in inventory turns	$126,246	$135,722	$137,880
Stock-based compensation expense	(1,892)	(1,997)	(2,263)
Effect of stock-based compensation expense on warranty rates	(106)	(107)	(53)
Amortization of purchased intangibles	(100)	(99)	(657)
Non-GAAP cost of revenues used in inventory turns	$124,148	$133,519	$134,907
GAAP gross profit	$163,829	$181,118	$192,820
Stock-based compensation expense	1,892	1,997	2,263
Effect of stock-based compensation expense on warranty rates	106	107	53
Amortization of purchased intangibles	100	99	657
Non-GAAP gross profit	$165,927	$183,321	$195,793
Non-GAAP gross margin	57.2%	57.9%	59.2%

GAAP sales and marketing expense	$79,463	$82,525	$90,859
Stock-based compensation expense	(3,743)	(3,659)	(2,613)
Non-GAAP sales and marketing expense	$75,720	$78,866	$88,246
Non-GAAP sales and marketing expense as a percent of revenues	26.1%	24.9%	26.7%

GAAP research and development expense	$43,070	$48,830	$49,337
Stock-based compensation expense	(2,029)	(2,094)	(2,573)
Non-GAAP research and development expense	$41,041	$46,736	$46,764
Non-GAAP research and development expense as a percent of revenues	14.1%	14.8%	14.1%

GAAP general and administrative expense	$20,110	$22,469	$21,167
Stock-based compensation expense	(3,816)	(4,487)	(1,783)
Costs associated with CEO separation and related SEC investigation	—	—	(335)
Non-GAAP general and administrative expense	$16,294	$17,982	$19,049
Non-GAAP general and administrative expense as a percent of revenues	5.6%	5.7%	5.8%

GAAP total operating expenses	$156,589	$167,177	$163,804
Stock-based compensation expense	(9,588)	(10,240)	(6,969)
Amortization of purchased intangibles	(2,200)	(2,262)	(2,417)
Restructuring costs	(7,502)	(10,517)	(24)
Transaction-related costs	(4,244)	(574)	—
Costs associated with CEO separation and related SEC investigation	—	—	(335)
Non-GAAP total operating expenses	$133,055	$143,584	$154,059
Non-GAAP total operating expenses as a percent of revenues	45.9%	45.3%	46.6%

GAAP operating income	$7,240	$13,941	$29,016
Stock-based compensation expense	11,480	12,237	9,232
Effect of stock-based compensation expense on warranty rates	106	107	53
Amortization of purchased intangibles	2,300	2,361	3,074
Restructuring costs	7,502	10,517	24
Transaction-related costs	4,244	574	—
Costs associated with CEO separation and related SEC investigation	—	—	335
Non-GAAP operating income	$32,872	$39,737	$41,734
Non-GAAP operating margin	11.3%	12.5%	12.6%

POLYCOM, INC.

Summary of Stock-Based Compensation Expense

(In thousands)

(Unaudited)

	Three Months Ended
	March 31, 2016	March 31, 2015
Cost of product revenues	$781	$955
Cost of service revenues	1,111	1,308
Stock-based compensation expense in total cost of revenues	1,892	2,263
Sales and marketing	3,743	2,613
Research and development	2,029	2,573
General and administrative	3,816	1,783
Stock-based compensation expense in operating expenses	9,588	6,969
Total stock-based compensation expense	$11,480	$9,232